BLACKROCK INDEX FUNDS, INC.

BlackRock Small Cap Index Fund

BlackRock International Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Summary Prospectus of each Fund, dated April 28, 2017

Effective immediately, the following changes are made to each Fund’s Summary Prospectus:

The section entitled “Key Facts About BlackRock Small Cap Index Fund — Investment Manager” is deleted in its entirety and replaced with the following:

Small Cap Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). Small Cap Index Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Key Facts About BlackRock International Index Fund — Investment Manager” is deleted in its entirety and replaced with the following:

International Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). International Index Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

Shareholders should retain this Supplement for future reference.

SPRO-19003-0617SUP